May 30, 2000

(SUPERSEDES APPLICABLE SUPPLEMENTS DATED FEBRUARY 8, MARCH 1 AND MARCH 31, 2000)

            SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION FOR

FUND                                    DATED
Pioneer II                              January 28, 2000
Pioneer Mid-Cap Fund                    January 28, 2000
Pioneer Strategic Income Fund           January 28, 2000
Pioneer High Yield Fund                 February 25, 2000
Pioneer Europe Fund                     February 28, 2000
Pioneer Indo-Asia Fund                  February 28, 2000
Pioneer Mid-Cap Value Fund              February 28, 2000
Pioneer Equity-Income Fund              February 28, 2000
Pioneer Small Company Fund              February 28, 2000
Pioneer Limited Maturity Bond Fund      March 29, 2000
Pioneer Emerging Markets Fund           March 29, 2000
Pioneer International Growth Fund       March 29, 2000
Pioneer Micro-Cap Fund                  March 29, 2000
Pioneer Science & Technology Fund       March 31, 2000
Pioneer Fund                            May 1, 2000
Pioneer Cash Reserves Fund              May 1, 2000 (as revised May 15, 2000)
Pioneer America Income Trust            May 1, 2000
Pioneer Real Estate Shares              May 1, 2000
Pioneer Growth Shares                   May 1, 2000
Pioneer Balanced Fund                   May 1, 2000
Pioneer Tax-Free Income Fund            May 1, 2000
Pioneer World Equity Fund               July 29, 1999
Pioneer Bond Fund                       October 28, 1999
Pioneer Tax-Managed Fund                November 18, 1999

ADDITIONAL PAYMENTS TO DEALERS

From time to time, PFD or its affiliates may elect to make payments to broker-dealers in addition to the commissions described in the funds' statements of additional information. With respect to the above listed funds, PFD will reallow to participating broker/dealers the entire sales charge for all sales of Class A shares of the funds for orders placed from March 1, 2000 through August 31, 2000. In addition, PFD or its affiliates may elect to pay broker-dealers an additional commission based on the net asset value of all shares sold by a dealer during a particular period. With respect to each of the above listed funds, PFD has elected to pay dealers an amount equal to 0.50% of the net asset value of the fund's Class B shares sold from April 1, 2000 through August 21, 2000. In addition, PFD may elect to pay, at its own expense, additional cash or other incentives to dealers that sell or arrange for the sale of shares of the fund. Such cash or other incentives may take the form of payment for attendance at preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and preapproved sales campaigns or dealer-sponsored events. PFD may also elect to make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. PFD will offer such cash and other incentives only to the extent permitted by applicable law or by a self-regulatory agency such as the National Association of Securities Dealers, Inc.